Securities and Exchange Commission
Washington, D.C. 20549


Form 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


June 24, 1994
Date of Report (Date of earliest event reported)


Novell, Inc.
(Exact name of registrant as specified in its charter)


           Delaware               0-13351            87-0393339
(State of other jurisdiction   (Commission File     (IRS Employer
  of incorporation)                Number)        Identification No.)


122 East 1700 South
Provo, Utah 84606
(Address of principal executive offices)


(801) 429-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

On June 24, 1994 Novell, Inc. ("Novell") issued 51,380,100 shares of its Common Stock, $.10 par value, in connection with the merger (the
"Merger") of WordPerfect Corporation ("WordPerfect"), with and into Novell. Originally, the combination of Novell and WordPerfect was to be effected by the merger of Novell Acquisition Corp., a wholly owned subsidiary of Novell ("Sub"), with and into WordPerfect, with WordPerfect becoming a wholly owned subsidiary of Novell, pursuant to the terms of the Agreement and Plan of Reorganization, dated as of March 21, 1994 (the "Merger Agreement"), entered in by and among Novell, Sub, WordPerfect, Alan C. Ashton, Bruce W. Bastian and Melania L. Bastian. As of May 31, 1994, the Merger Agreement was amended by the parties thereto to provide for the merger of WordPerfect directly into Novell. All references herein to the Merger Agreement are to the Merger Agreement as amended.

Pursuant to the Merger Agreement, Novell became the surviving corporation and holders of the issued and outstanding shares of WordPerfect Common Stock received an aggregate of 51,380,100 shares of Novell Common Stock. Each shareholder of WordPerfect received one share of Novell Common Stock for each share of WordPerfect Common Stock owned by such shareholder. Each outstanding option to acquire shares of WordPerfect Common Stock were assumed by Novell and became exercisable for an equivalent number of shares of Novell Common Stock. The vesting of such options accelerated immediately upon consummation of the Merger, based on existing contractual commitments to holders of such options. As a result of the Merger, Novell has assumed options which, at the time of the Merger, represent the right to purchase 7,820,000 shares of Common Stock of Novell.

The Merger Agreement provided that Dr. Ashton and Mr. Bastian (or designees of each of them) be elected to the Novell Board of Directors.
Dr. Ashton and Mr. Bastian elected to defer joining the Novell Board of Directors at this time. However, Dr. Ashton and Mr. Bastian are expected to make a request to join the Novell Board of Directors in the latter part of 1994. Certain "affiliates" (as that term is defined for purposes of Rule 145 of the Securities Act) of WordPerfect have entered into agreements restricting the sale or dispositions of their shares of Novell Common Stock received by them in the Merger (including shares of Novell Common Stock issued upon the exercise of options) so as to comply with the requirements of securitieslaws, tax laws and pooling of interests accounting.

Additionally, on March 20, 1994, Novell entered into a Purchase and
License Agreement (the "Borland Agreement") with Borland International, Inc. ("Borland"). Pursuant to such agreement, on June 24, 1994, Novell acquired Borland's Quattro Pro spreadsheet product line for $110 million of cash. Novell also acquired for $35 million of cash, a three-year license to reproduce and distribute up to one million copies of current and future versions of Borland's Paradox relational database products as part of a suite of products including WordPerfect and any Quattro Pro product.

Novell is the leading provider of network server operating system software that integrates desktop computers, servers, and mini-computer and mainframe hosts for business-wide information sharing. Novell's NetWare network computing products manage and control the sharing of data, applications and services among personal computer work groups and departmental networks, and across business-wide information systems. Novell's products support standards to integrate DOS, IBM's OS/2, Microsoft Windows, Apple/Macintosh and UNIX System desktop computers with each other and with IBM, Digital Equipment Corporation ("DEC"), Hewlett-Packard Company ("HP") and UNIX System hosts, among others.

WordPerfect Corporation is a leading provider of software applications that enable users to create and process complex documents. WordPerfect also produces a broad range of software in the areas of workgroup automations, general business, electronic publishing and consumer products.
WordPerfect's products provide individuals, small businesses and large, global organizations with information processing solutions that operate across complex networked computing environments.

Item 7.  Financial Statements.  Pro Forma Financial Information and
Exhibits.


(a)   Financial statements of WordPerfect Corporation.
                                                                       Page
     (1)  The Consolidated Financial Statements of  WordPerfect, the
          Notes to Consolidated Financial Statements, and the Report of Independent Accountants listed below are incorporated herein by reference to pages F-1 through F-18 of the Prospectus/Proxy Statement dated June 22, 1994 contained in Novell's
          Registration Statement on Form S-4 previously filed with the Securities and Exchange Commission (Registration No. 33-53215).

          Report of Independent Accountants.

          Consolidated Balance Sheet as of December 31, 1993 and 1992.

          Consolidated Statement of Income for the three years ended December 31, 1993, 1992, and 1991.

          Consolidated Statement of Shareholders' Equity for the three years ended December 31, 1993, 1992, and 1991.

          Consolidated Statement of Cash Flows for the three years ended December 31, 1993, 1992, and 1991.

          Notes to Consolidated Financial Statements - December 31, 1993, 1992, and 1991.


     (2) The Consolidated Unaudited Condensed Financial Statements of WordPerfect Corporation and related notes listed below are incorporated herein by reference to pages F-19 through F-22 of the Prospectus/Proxy Statement dated June 22, 1994 contained in Novell's Registration Statement on S-4 previously filed with the Securities and Exchange Commission (Registration No. 33-53215).

          Consolidated Unaudited Condensed Balance Sheet as of March 31, 1994 and December 31, 1993.

          Consolidated Unaudited Condensed Statement of Income for the three months ended March 31, 1994 and 1993.

          Consolidated Unaudited Condensed Statement of Cash Flows for the three months ended March 31, 1994 and 1993.

          Notes to Consolidated Unaudited Condensed Financial
          Statements.





(b)   Pro forma financial information

      Unaudited Pro Forma Condensed Combining Financial Statements
      of Novell, Inc. and WordPerfect Corporation.                          6

      Unaudited Pro Forma Condensed Combining Balance Sheets as of April
      30, 1994, October 30, 1993, and October 31, 1992.                     7


      Unaudited Pro Forma Condensed Combining Statements of Income for
      the six months ended April 30, 1994 and May 1, 1993.                 10

      Unaudited Pro Forma Condensed Combining Statements of Income
      for the fiscal years ended October 30, 1993, October 31, 1992,
      and October 26, 1991.                                                12

      Unaudited Pro Forma Condensed Combining Statements of Income for
      the fiscal quarters ended April 30, 1994, January 29, 1994,
      October 30, 1993, July 31, 1993, May 1, 1993, and January 30, 1993.  15


      Notes to Unaudited Pro Forma Condensed Combining Financial
      Statements.                                                          21

      Unaudited Pro forma condensed combining financial statements of Novell and WordPerfect give retroactive effect to the merger which is being accounted for as pooling of interests and, as a result, the unaudited pro forma condensed combining balance sheets and statements of income are presented as if the combining companies had been combined for all periods presented. The unaudited pro forma condensed combining financial statements will become the historical financial statements of Novell upon issuance of the financial statements for the period that includes the date of merger. These unaudited pro forma condensed combining financial statements may not be indicative of the results that actually may be obtained in the future. The unaudited pro forma condensed combining financial statements, including the notes thereto, should be read in conjunction with the historical consolidated financial statements of Novell and WordPerfect.

(c)  Exhibits

     2.1 The Agreement and Plan of Reorganization dated March 21, 1994 among Novell, Novell Acquisition Corporation, WordPerfect,
           Alan C. Ashton, Bruce W. Bastian and Melanie L. Bastian, and the related exhibits, are incorporated herein by reference to the Prospectus/Proxy Statement dated June 22, 1994 contained in Novell's Registration Statement on Form S-4 previously filed with the Securities and Exchange Commission (Registration No. 33-53215).



     2.2 The Amendment to the Agreement and Plan of Reorganization dated May 31, 1994 among Novell, Novell Acquisition Corporation, WordPerfect, Alan C. Ashton, Bruce W. Bastian, and Melania L. Bastian is incorporated herein by reference to the Prospectus/Proxy Statement dated June 22, 1994 contained in Novell's Registration Statement on Form S-4 previously filed with the Securities and Exchange Commission
          (Registration No. 33-53215).

     23   Consent of independent accountants.                             22

                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 7, 1994                              NOVELL, INC.



                                             By: /s/ James R. Tolonen
                                                     Chief Financial
                                                     Officer

NOVELL, INC. AND WORDPERFECT CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Combining Balance Sheets as of April 30, 1994, October 30, 1993, and October 31, 1992, and the Unaudited
Pro Forma Condensed Combining Statements of Income for the six months ended April 30, 1994 and May 1, 1993 and for the fiscal years ended October 30, 1993, October 31, 1992, and October 26, 1991 and for the fiscal quarters ended
April 30, 1994, January 29, 1994, October 30, 1993, July 31, 1993, May 1, 1993,
and January 30, 1993, have been prepared giving effect to the merger between Novell and WordPerfect Corporation. Novell acquired 100% of the common stock of WordPerfect in exchange for 51,380,100 shares of Novell Common Stock. Also up to 7,820,000 Novell common shares may be issued upon the exercise of WordPerfect stock options in the future. This transaction is being accounted for as pooling of interests, and, as a result, the unaudited pro forma condensed combining financial statements are presented as if the combining companies had been combined for all periods presented.


                   Novell, Inc. and WordPerfect Corporation
             Unaudited Pro forma Condensed Combining Balance Sheet
                             As of April 30, 1994
                                (In thousands)


                                Novell          WordPerfect
                                Apr. 30, 1994   Apr. 30, 1994  Combined


ASSETS

Current assets
  Cash and cash equivalents       $   427,396   $  51,194   $   478,590
  Short-term investments              502,158           0       502,158
  Receivables, net                    290,797      56,058       346,855
  Other                                72,460      93,566       166,026
Total current assets                1,292,811     200,818     1,493,629

Property, plant & equipment, net      225,799     180,244       406,043
Other assets                           60,619       9,102        69,721

Total assets                       $1,579,229    $390,164    $1,969,393

LIABILITIES  AND  SHAREHOLDERS' EQUITY

Current liabilities
  Notes payable                  $        324   $  28,447   $    28,771
  Accounts payable                     34,033      21,618        55,651
  Accrued salaries and wages           43,692      19,284        62,976
  Accrued marketing liabilities        32,959      20,517        53,476
  Other accrued liabilities            46,431      43,507        89,938
  Income taxes payable                 67,081       7,302        74,383
  Deferred revenue                     16,152      33,038        49,190
Total current liabilities             240,672     173,713       414,385

Deferred income taxes                  11,711           0        11,711
Long-term debt                              0      91,763        91,763
Minority interests                     12,759           0        12,759

Shareholders' equity
  Common stock                         31,060       5,138        36,198
  Additional paid-in capital          545,963      74,189       620,152
  Retained earnings                   739,964      46,490       786,454
  Unearned stock compensation          (7,007)          0        (7,007)
  Cumulative translation adjustment     4,107      (1,129)        2,978

Total shareholders' equity          1,314,087     124,688     1,438,775

Total liabilities and
      shareholders' equity         $1,579,229    $390,164    $1,969,393


See notes to unaudited pro forma condensed combining financial statements.


/TABLE

                   Novell, Inc. and WordPerfect Corporation
             Unaudited Pro forma Condensed Combining Balance Sheet
                            As of October 30, 1993
                                (In thousands)


                                 Novell         WordPerfect
                                 Oct. 30, 1993  Dec. 31, 1993    Combined

ASSETS

Current assets
  Cash and cash equivalents       $   328,469    $  55,127     $  383,596
  Short-term investments              335,601            0        335,601
  Receivables, net                    331,662       63,672        395,334
  Other                                56,474       86,404        142,878
Total current assets                1,052,206      205,203      1,257,409

Property, plant & equipment, net      216,849      186,903        403,752
Other assets                           74,800        9,376         84,176

Total assets                       $1,343,855     $401,482     $1,745,337

LIABILITIES AND  SHAREHOLDERS' EQUITY

Current liabilities
  Notes payable                  $        796    $   8,640    $     9,436
  Accounts payable                     37,998       37,472         75,470
  Accrued salaries and wages           53,756       15,305         69,061
  Accrued marketing liabilities        29,892       21,661         51,553
  Other accrued liabilities            41,566       61,638        103,204
  Income taxes payable                 50,588        5,001         55,589
  Deferred revenue                     15,839       17,949         33,788
Total current liabilities             230,435      167,666        398,101

Deferred income taxes                       0            0              0
Long-term debt                              0       84,289         84,289
Minority interests                     10,205            0         10,205
Put warrants                          106,716            0        106,716

Shareholders' equity
  Common stock                         30,805        5,138         35,943
  Additional paid-in capital          411,064       74,189        485,253
  Retained earnings                   562,238       73,313        635,551
  Unearned stock compensation          (9,814)           0         (9,814)
  Cumulative translation adjustment     2,206       (3,113)          (907)

Total shareholders' equity            996,499      149,527      1,146,026

Total liabilities and
  shareholders' equity             $1,343,855     $401,482     $1,745,337

See notes to unaudited pro forma condensed combining financial statements.



                   Novell, Inc. and WordPerfect Corporation
             Unaudited Pro forma Condensed Combining Balance Sheet
                            As of October 31, 1992
                                (In thousands)


                           Novell          WordPerfect
                           Oct. 31, 1992   Dec. 31, 1992    Combined

ASSETS

Current assets
  Cash and cash equivalents   $   259,933     $  86,569   $  346,502
  Short-term investments          285,327             0      285,327
  Receivables, net                264,920        39,670      304,590
  Other                            55,805        29,078       84,883
Total current assets              865,985       155,317    1,021,302

Property, plant & equipment, net  181,765       175,157      356,922
Other assets                       48,946         3,305       52,251

Total assets                   $1,096,696      $333,779   $1,430,475

LIABILITIES AND  SHAREHOLDERS' EQUITY

Current liabilities
  Notes payable              $      1,979   $         0  $     1,979
  Accounts payable                 33,198        37,448       70,646
  Accrued salaries and wages       33,827        13,884       47,711
  Accrued marketing liabilities    25,252        24,222       49,474
  Other accrued liabilities        17,896        39,127       57,023
  Income taxes payable             28,277         6,371       34,648
  Deferred revenue                  9,523        23,230       32,753
Total current liabilities         149,952       144,282      294,234

Deferred income taxes                   0             0            0
Long-term debt                          0        12,256       12,256
Minority interests                  8,938             0        8,938

Shareholders' equity
  Common stock                     30,064         5,138       35,202
  Additional paid-in capital      306,420        74,189      380,609
  Retained earnings               601,078        97,056      698,134
  Unearned stock compensation           0             0           0
  Cumulative translation
    adjustment                        244           858        1,102

Total shareholders' equity        937,806       177,241    1,115,047

Total liabilities and
         shareholders' equity   $1,096,696     $333,779   $1,430,475

See notes to unaudited pro forma condensed combining financial statements.



                   Novell, Inc. and WordPerfect Corporation
          Unaudited Pro forma Condensed Combining Statement of Income
                    For the Six Months Ended April 30, 1994
                            (Amounts in thousands)




                                Novell's            WordPerfect's
                                Six Months Ended    Six Months Ended
                                Apr. 30, 1994       Apr. 30, 1994     Combined

Net sales                        $717,975           $305,233          $1,023,208
Cost of sales                     172,001             77,173             249,174

Gross profit                      545,974            228,060             774,034

Operating expenses
  Sales and marketing             141,452            111,429             252,881
  Product development             110,350             56,110             166,460
  General and administrative       45,382             41,009              86,391
  Nonrecurring charges                  0             14,969              14,969
                                  297,184            223,517             520,701

Income from operations            248,790              4,543             253,333

Other income (expense)
  Investment income                18,861                 0               18,861
  Other, net                         (394)             (545)                (939)
                                   18,467              (545)              17,922

Income before taxes               267,257             3,998              271,255
Income taxes                       89,531            (9,100)              80,431

Net income                       $177,726           $13,098             $190,824

Weighted average shares
  outstanding                     314,154            54,125              368,279

Net income per share                $0.57             $0.24                $0.52


Additional unaudited pro
forma data:
  Income before taxes            $267,257            $3,998             $271,255
  Pro forma income taxes           89,531             6,448               95,979
  Pro forma net income (loss)    $177,726           $(2,450)            $175,276
  Pro forma net income
   (loss) per share                 $0.57            $(0.05)               $0.48


See notes to unaudited pro forma condensed combining financial statements.



                   Novell, Inc. and WordPerfect Corporation
          Unaudited Pro forma Condensed Combining Statement of Income
                     For the Six Months Ended May 1, 1993
                            (Amounts in thousands)



                             Novell's         WordPerfect's
                           Six Months Ended   Six Months Ended
                           May 1, 1993        Jun. 30, 1993     Combined

Net sales                     $540,894         $346,428         $877,322
Cost of sales                   99,889           83,492          183,381

Gross profit                   441,005          262,936          703,941

Operating expenses
  Sales and marketing          115,051          111,804          226,855
  Product development           71,368           62,696          134,064
  General and administrative    39,442           40,783           80,225
                               225,861          215,283          441,144

Income from operations         215,144           47,653          262,797

Other income (expense)
  Investment income             13,191                0           13,191
  Other, net                       965            1,197            2,162
                                14,156            1,197           15,353

Income before taxes            229,300           48,850          278,150
Income taxes                    77,962            4,830           82,792

Net income                    $151,338          $44,020         $195,358

Weighted average shares
  outstanding                  311,399           52,795          364,194

Net income per share             $0.49            $0.83            $0.54


Additional unaudited
pro forma data:
  Income before taxes         $229,300          $48,850         $278,150
  Pro forma income taxes        77,962           15,632           93,594
  Pro forma net income        $151,338          $33,218         $184,556

  Pro forma net income
    per share                    $0.49            $0.63           $0.51


See notes to unaudited pro forma condensed combining financial statements.


/TABLE

                   Novell, Inc. and WordPerfect Corporation
          Unaudited Pro forma Condensed Combining Statement of Income
                  For the Fiscal Year Ended October 30, 1993
                            (Amounts in thousands)



                              Novell's    WordPerfect's
                     Fiscal Year Ended    Year Ended
                         Oct. 30, 1993    Dec. 31, 1993     Combined

Net sales                   $1,122,896         $707,515   $1,830,411
Cost of sales                  224,531          178,071      402,602

Gross profit                   898,365          529,444    1,427,809

Operating expenses
  Sales and marketing          258,658          251,064      509,722
  Product development          164,860          125,379      290,239
  General and administrative    80,122           83,127      163,249
  Nonrecurring charges         320,500           36,001      356,501
                               824,140          495,571    1,319,711

Income from operations          74,225           33,873      108,098

Other income (expense)
  Investment income             28,131                0       28,131
  Other, net                     1,692              236        1,928
                                29,823              236       30,059

Income before taxes            104,048           34,109      138,157
Income taxes                   139,208          (41,771)      97,437

Net income (loss)             $(35,160)         $75,880      $40,720

Weighted average shares
  outstanding                  314,409           53,491      367,900

Net income (loss) per share     $(0.11)           $1.42        $0.11


Additional unaudited
pro forma data:
  Income before taxes         $104,048          $34,109     $138,157
  Pro forma income taxes       139,208           11,918      151,126
  Pro forma net
    income (loss)             $(35,160)         $22,191     $(12,969)
  Pro forma net income
   (loss) per share             $(0.11)           $0.41       $(0.04)

See notes to unaudited pro forma condensed combining financial statements.


/TABLE

                   Novell, Inc. and WordPerfect Corporation
          Unaudited Pro forma Condensed Combining Statement of Income
                  For the Fiscal Year Ended October 31, 1992
                            (Amounts in thousands)



                        Novell's          WordPerfect's
                     Fiscal year Ended    Year Ended
                         Oct. 31, 1992    Dec. 31, 1992     Combined


Net sales                     $933,370         $579,118   $1,512,488
Cost of sales                  184,176          142,531      326,707

Gross profit                   749,194          436,587    1,185,781

Operating expenses
  Sales and marketing          219,399          148,209      367,608
  Product development          120,849          100,168      221,017
  General and administrative    52,084           67,602      119,686
  Nonrecurring charges               0           49,324       49,324
                               392,332          365,303      757,635

Income from operations         356,862           71,284      428,146

Other income (expense)
  Investment income             21,340           13,205       34,545
  Other, net                      (884)               0         (884)
                                20,456           13,205       33,661

Income before taxes            377,318           84,489      461,807
Income taxes                   128,288           11,541      139,829

Net income                    $249,030          $72,948     $321,978

Weighted average shares
  outstanding                  308,104           51,380      359,484

Net income per share             $0.81            $1.42        $0.90

Additional unaudited
pro forma data:
  Income before taxes         $377,318          $84,489     $461,807
  Pro forma income taxes       128,288           32,252      160,540
  Pro forma net income        $249,030          $52,237     $301,267
  Pro forma net income
    per share                   $0.81             $1.02       $0.84


See notes to unaudited pro forma condensed combining financial statements.


/TABLE


                   Novell, Inc. and WordPerfect Corporation
          Unaudited Pro forma Condensed Combining Statement of Income
                  For the Fiscal Year Ended October 26, 1991
                            (Amounts in thousands)



                           Novell's      WordPerfect's
                     Fiscal Year Ended   Year Ended
                         Oct. 26, 1991   Dec. 31, 1991      Combined


Net sales                     $640,079        $621,994    $1,262,073
Cost of sales                  123,294         143,948       267,242

Gross profit                   516,785         478,046       994,831

Operating expenses
  Sales and marketing          177,657         110,023       287,680
  Product development           77,924          83,281       161,205
  General and administrative    35,066          82,207       117,273
                               290,647         275,511       566,158

Income from operations         226,138         202,535       428,673

Other income (expense)
  Investment income             22,990          10,603        33,593
  Other, net                    (1,054)              0        (1,054)
                                21,936          10,603        32,539

Income before taxes            248,074         213,138       461,212
Income taxes                    85,586          12,310        97,896

Net income                    $162,488        $200,828      $363,316

Weighted average shares
  outstanding                  295,968         50,000       345,968

Net income per share             $0.55           $4.02         $1.05

Additional unaudited
pro forma data:
  Income before taxes         $248,074        $213,138      $461,212
  Pro forma income taxes        85,586          75,080       160,666
  Pro forma net income        $162,488        $138,058      $300,546
  Pro forma net income
    per share                    $0.55           $2.76        $0.87




See notes to unaudited pro forma condensed combining financial statements.


/TABLE



                   Novell, Inc. and WordPerfect Corporation
          Unaudited Pro forma Condensed Combining Statement of Income
                  For the Fiscal Quarter Ended April 30, 1994
                            (Amounts in thousands)



                       Novell's Fiscal    WordPerfect's Fiscal
                         Quarter Ended    Quarter Ended
                         Apr. 30, 1994    Apr. 30, 1994           Combined


Net sales                     $406,591         $128,339           $534,930
Cost of sales                  107,861           37,536            145,397

Gross profit                   298,730           90,803            389,533

Operating expenses
  Sales and marketing           72,233           54,428            126,661
  Product development           53,820           29,097             82,917
  General and administrative    22,568           19,796             42,364
                               148,621          103,321            251,942

Income from operations         150,109          (12,518)           137,591

Other income (expense)
  Investment income              7,912                0             7,912
  Other, net                      (258)            (434)             (692)
                                 7,654             (434)            7,220

Income before taxes            157,763          (12,952)          144,811
Income taxes                    52,851           (4,404)           48,447

Net income (loss)             $104,912          ($8,548)          $96,364

Weighted average shares
outstanding                    314,371           54,111           368,482

Net income (loss) per share      $0.33           $(0.16)            $0.26






See notes to unaudited pro forma condensed combining financial statements.


/TABLE



                   Novell, Inc. and WordPerfect Corporation
          Unaudited pro forma Condensed Combining Statement of Income
                 For the Fiscal Quarter Ended January 29, 1994
                            (Amounts in thousands)



                       Novell's Fiscal WordPerfect's Fiscal
                         Quarter Ended     Quarter Ended
                         Jan. 29, 1994     Jan. 29, 1994    Combined


Net sales                     $311,384          $176,894    $488,278
Cost of sales                   64,140            39,637     103,777

Gross profit                   247,244           137,257     384,501

Operating expenses
  Sales and marketing           69,219            57,001     126,220
  Product development           56,530            27,013      83,543
  General and administrative    22,814            21,213      44,027
  Nonrecurring charges               0            14,969      14,969
                               148,563           120,196     268,759

Income from operations          98,681            17,061     115,742

Other income (expense)
  Investment income             10,949                 0      10,949
  Other, net                      (136)             (111)       (247)
                                10,813              (111)     10,702

Income before taxes            109,494            16,950     126,444
Income taxes                    36,680            (4,696)     31,984

Net income                     $72,814           $21,646     $94,460

Weighted average shares
  outstanding                  313,937            54,139     368,076

Net income per share             $0.23             $0.40       $0.26

Additional unaudited
pro forma data:
  Income before taxes         $109,494           $16,950    $126,444
  Pro forma income taxes        36,680            10,852      47,532
  Pro forma net income         $72,814            $6,098    $ 78,912
  Pro forma net income
    per share                    $0.23             $0.11       $0.21


See notes to unaudited pro forma condensed combining financial statements.


/TABLE

                   Novell, Inc. and WordPerfect Corporation
          Unaudited Pro forma Condensed Combining Statement of Income
                 For the Fiscal Quarter Ended October 30, 1993
                            (Amounts in thousands)



                       Novell's Fiscal     WordPerfect's
                         Quarter Ended     Quarter Ended
                         Oct. 30, 1993     Dec. 31, 1993    Combined


Net sales                     $309,196          $200,021   $ 509,217
Cost of sales                   67,926            49,833     117,759

Gross profit                   241,270           150,188     391,458

Operating expenses
  Sales and marketing           71,875            68,540     140,415
  Product development           51,181            29,504      80,685
  General and administrative    22,923            21,924      44,847
                               145,979           119,968     265,947

Income from operations          95,291            30,220     125,511

Other income (expense)
  Investment income              8,325                 0       8,325
  Other, net                       191            (1,488)     (1,297)
                                 8,516            (1,488)      7,028

Income before taxes            103,807            28,732     132,539
Income taxes                    34,899            (5,143)     29,756

Net income                     $68,908           $33,875    $102,783

Weighted average shares
  outstanding                  316,617            54,216    370,833

Net income per share             $0.22             $0.62      $0.28

Additional unaudited
pro forma data:
  Income before taxes         $103,807           $28,732    $132,539
  Pro forma income taxes        34,899             9,237      44,136
  Pro forma net income         $68,908           $19,495    $ 88,403

  Pro forma net income
    per share                   $0.22              $0.36      $0.24




See notes to unaudited pro forma condensed combining financial statements.


/TABLE

                   Novell, Inc. and WordPerfect Corporation
        Unaudited Pro forma Condensed Combining Statement of Operations
                  For the Fiscal Quarter Ended July 31, 1993
                            (Amounts in thousands)



                       Novell's Fiscal    WordPerfect's
                         Quarter Ended    Quarter Ended
                         July 31, 1993    Sep. 30, 1993     Combined

Net sales                     $272,806         $161,066     $433,872
Cost of sales                   56,716           44,746      101,462

Gross profit                   216,090          116,320      332,410

Operating expenses
  Sales and marketing           71,732           70,720      142,452
  Product development           42,311           33,179       75,490
  General and administrative    17,757           20,420       38,177
  Nonrecurring charges         320,500           36,001      356,501
                               452,300          160,320      612,620

(Loss) from operations        (236,210)         (44,000)    (280,210)

Other income (expense)
  Investment income              6,615                0        6,615
  Other, net                       536              527        1,063
                                 7,151              527        7,678

(Loss) before taxes           (229,059)         (43,473)    (272,532)
Income taxes                    26,347          (41,458)     (15,111)

Net (loss)                   $(255,406)         $(2,015)   $(257,421)

Weighted average shares
  outstanding                 318,223           54,156       372,379

Net income per share            $(0.80)          $(0.04)      $(0.69)

Additional unaudited
pro forma data:
  (Loss) before taxes        $(229,059)        $(43,473)   $(272,532)
  Pro forma taxes               26,347          (12,951)      13,396
  Pro forma net (loss)       $(255,406)        $(30,522)   $(285,928)
  Pro forma net (loss)
    per share                  $(0.80)          $(0.56)      $(0.77)




See notes to unaudited pro forma condensed combining financial statements.




                   Novell, Inc. and WordPerfect Corporation
          Unaudited Pro forma Condensed Combining Statement of Income
                   For the Fiscal Quarter Ended May 1, 1993
                            (Amounts in thousands)



                       Novell's Fiscal   WordPerfect's
                         Quarter Ended   Quarter Ended
                           May 1, 1993   Jun. 30, 1993      Combined

Net sales                     $280,720        $174,278      $454,998
Cost of sales                   49,438          42,614        92,052

Gross profit                   231,282         131,664       362,946

Operating expenses
  Sales and marketing           61,466          57,966       119,432
  Product development           37,123          32,784        69,907
  General and administrative    18,395          22,432        40,827
                               116,984         113,182       230,166

Income from operations         114,298          18,482       132,780

Other income (expense)
  Investment income              6,289               0         6,289
  Other, net                     1,316              (1)        1,315
                                 7,605              (1)        7,604

Income before taxes            121,903          18,481       140,384
Income taxes                    41,447             999        42,446

Net income                     $80,456         $17,482       $97,938

Weighted average shares
  outstanding                  311,940         53,555       365,495

Net income per share             $0.26           $0.33        $0.27

Additional unaudited
pro forma data:
  Income before taxes         $121,903         $18,481      $140,384
  Pro forma income taxes        41,447           5,914        47,361
  Pro forma net income         $80,456         $12,567       $93,023
  Pro forma net income
    per share                    $0.26           $0.23         $0.25





See notes to unaudited pro forma condensed combining financial statements.




                   Novell, Inc. and WordPerfect Corporation
          Unaudited Pro forma Condensed Combining Statement of Income
                 For the Fiscal Quarter Ended January 30, 1993
                            (Amounts in thousands)



                              Novell's    WordPerfect's
                  Fiscal Quarter Ended    Quarter Ended
                         Jan. 30, 1993    Mar. 31, 1993     Combined


Net sales                     $260,174         $172,150     $432,324
Cost of sales                   50,451           40,878       91,329

Gross profit                   209,723          131,272      340,995

Operating expenses
  Sales and marketing           53,585           53,838      107,423
  Product development           34,245           29,912       64,157
  General and administrative    21,047           18,351       39,398
                               108,877          102,101      210,978

Income from operations         100,846           29,171      130,017

Other income (expense)
  Investment income              6,902               0         6,902
  Other, net                      (351)          1,198           847
                                 6,551           1,198         7,749

Income before taxes            107,397          30,369       137,766
Income taxes                    36,515           3,831        40,346

Net income                     $70,882         $26,538      $ 97,420

Weighted average shares
outstanding                    310,858          52,036       362,894

Net income per share             $0.23           $0.51         $0.27

Additional unaudited
pro forma data:
  Income before taxes         $107,397         $30,369      $137,766
  Pro forma income taxes        36,515           9,718        46,233
  Pro forma net income         $70,882         $20,651      $ 91,533
  Pro forma net income
    per share                   $0.23           $0.40         $0.25




See notes to unaudited pro forma condensed combining financial statements.


/TABLE

NOTES TO  UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL
STATEMENTS

Note A. The unaudited pro forma condensed combining financial statements of Novell and WordPerfect give retroactive effect to the merger which is being accounted for as a pooling of interests, and as a result, the unaudited pro forma condensed combining balance sheets and statements of income are presented as if the combining companies had been combined for all periods presented. The unaudited pro forma condensed combining financial statements will become the historical financial statements for Novell upon issuance of the financial statements for the period that includes the date of the acquisition. These unaudited pro forma condensed combining financial statements may not be indicative of the results that may be obtained in the future. The unaudited pro forma condensed combining financial statements, including the notes thereto, should be read in conjunction with the historical consolidated financial statements of Novell and WordPerfect.

The pro forma combined net income per share is based on the combined weighted average number of common shares of Novell Common Stock and WordPerfect Common Stock for each period, based on the Exchange Ratio of one share of Novell Common Stock for each share of WordPerfect Common Stock. The pro forma condensed combining balance sheet as of April 30, 1994 reflects the issuance of 51,380,100 shares of Novell Common Stock in exchange for all of WordPerfect Common Stock outstanding at April 30, 1994 based on the Exchange Ratio of one share of Novell Common Stock for each share of WordPerfect Common Stock.

Note B. WordPerfect has a calendar year end and, accordingly the WordPerfect statements of income for the years ended December 31, 1993, 1992, and 1991, have been combined with the Novell statements of income for the fiscal years ended October 30, 1993, October 31, 1992 and October 26, 1991, respectively. In order to conform WordPerfect's year end to Novell's fiscal year end, the unaudited pro forma combined data for the six months ended April 30, 1994, includes two months (November and December
1993) for WordPerfect, which are also included in the pro forma combined statement of income for the year ended October 30, 1993. Accordingly, an adjustment has been made in the six months ended April 30, 1994 to retained earnings for the duplication of net income of $39.9 million for such two month period. Other results for such two month period of WordPerfect included net sales of $136.6 million, income before taxes of $34.6 million and income tax benefits of $5.3 million. The pro forma condensed combining data for the six months ended May 1, 1993 combines Novell's financial statements for the six months ended May 1, 1993 with the WordPerfect's financial statements for the six months ended June 30, 1993.

Note C. The additional unaudited pro forma data are based upon historical combined income before taxes, adjusted to reflect a provision for income taxes as if WordPerfect and its S corporation subsidiaries had never been S corporations.

Note D. Certain reclassifications, none of which are material, have been made to the WordPerfect financial statements in the unaudited pro forma condensed combining financial statements to conform to Novell classifications.

There are no other material adjustments required to the historical financial statements of Novell and WordPerfect to arrive at the unaudited pro forma condensed combining balance sheets and statements of income.
Note E. Total costs to be incurred by Novell and WordPerfect in connection with the Merger are estimated to be approximately $5.5 million. These costs, relating to legal, printing, accounting, financial advisory services and other related expenses will be charged against income in the periods subsequent to the pro forma condensed combining financial statements. Accordingly, the effects of these costs have not been reflected in these pro forma condensed combining financial statements.

EXHIBIT 23



CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this current report on Form 8-K of Novell, Inc. dated June 24, 1994 of our report dated March 22, 1994 included in Novell Inc.'s Registration Statement on Form S-4 (No. 33-53215) dated June 23, 1994 relating to the financial statements of WordPerfect Corporation for the three years ended December 31, 1993.




/s/ Price Waterhouse

PRICE WATERHOUSE
Salt Lake City, Utah
March 22, 1994

/PAGE